UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-23159

Date of Notification: September 28, 2023

2. Exact name of Investment Company as specified in registration statement:

Apollo Diversified Credit Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Apollo Global Management, Inc.

9 West 57th Street, New York

New York 10019

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Ryan Del Giudice
Ryan Del Giudice
Assistant Secretary

Apollo Diversified Credit Fund

AUGUST 2023 UPDATE

Ticker Symbols (NASDAQ): Class A Shares: CRDTX | Class C Shares: CGCCX | Class I Shares: CRDIX | Class L Shares: CRDLX

MARKET OVERVIEW

●	Credit markets posted modest gains in August, driven by better-than-expected second quarter earnings and the largest refinancing wave since 2021. Leveraged loans experienced a significant uptick in capital markets activity in August, marking the highest level of issuance since February 2022, led by a surge of financing and repricing activity.[1] Meanwhile, high yield bond issuance had its third lightest issuance this year totaling $9.3 billion of issuance in August, bringing year-to-date issuance to $111.2 billion.[2]
●	Looking at the broader health of the economy, hiring slowed this summer and unemployment rose in August, signs the labor market is cooling in the face of high interest rates. US employers added 187,000 jobs in August, while payrolls in June and July were revised down a combined 110,000, according to the latest data from the Bureau of Labor Statistics. Over those three months, a modest 150,000 jobs were added monthly on average, down from the average monthly gain of 238,000 observed in March through May.[3]
●	With US inflation much cooler than its pandemic highs, it remains to be seen how the August jobs data will influence the upcoming policy decision for the Federal Reserve. Last month, during the highly anticipated symposium in Jackson Hole, Wyoming, Federal Chair Jerome Powell citied strong business investment activity and a resilient American consumer to reaffirm yet again his singular focus on restoring price stability, even if that means a prolonged period of higher rates to get back inflation to the Fed’s 2% target.[4]
●	In our view, the higher cost of capital makes it more difficult to obtain financing, which ultimately slows down capital expenditure and labor markets. We believe this process will continue in this elevated rate environment, and we expect the Fed to maintain elevated rates in its attempt to meet their inflation target.

FUND SNAPSHOT

Structure	1940 Act Closed-End Interval Fund
Inception Date	April 3, 2017
Apollo Inception Date[5]	May 2, 2022
Management Fee	1.5% on NAV
Pricing	Daily NAV
Subscription Frequency	Daily
Repurchase Frequency	Quarterly (5% of Fund shares outstanding)
Distribution Frequency	Quarterly
Tax Reporting	1099-DIV

SUMMARY STATS

Total Managed Assets[6]	$883.4 million
Leverage[7]	26.9%
Portfolio Companies	132
Average Duration (Years)[8]	0.9
Q2 2023 Annualized Distribution Rate (Class I Share)[9]	9.3%
Last Twelve Months’ Distribution Rate (Class I Share)[9]	8.4%
Portfolio Weighted Average Yield[10]	9.9%
Floating Rate Exposure[11]	76.6%
Senior Secured	91.3%
North America/Europe/Other[12,13]	79% / 23% / 1%

PERFORMANCE ATTRIBUTION

●	For the month ended August 31, 2023, Apollo Diversified Credit Fund’s (the “Fund”) Class I share (NASDAQ: CRDIX) returned 0.89%, bringing the year-to-date total return as of August 31, 2023, to 10.43%.
●	The Fund’s public credit strategies continued to perform amidst a volatile backdrop, contributing 53 basis points (bps) to performance in August, bringing its year-to-date contribution to 912 bps, as of August 31, 2023. The performing credit strategy led the way, driven by gains on our liquid loan and bond investments.
●	The increase in the earnings power of our directly originated loans drove performance in the private credit strategy, contributing 43 bps to performance, bringing private credit’s year-to-date contribution to 401 bps as of August 31, 2023.

PERFORMANCE5

Class I Performance as of 8/31/23

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and reflects management fees and other expenses. Fund returns greater than one year are annualized. Fund returns would have been lower had expenses not been waived during the period. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

The views expressed here are Apollo’s own, unless otherwise noted.

1

Apollo Diversified Credit Fund

PRIVATE CREDIT AS OF AUGUST 31, 2023

PRIVATE CREDIT OVERVIEW

●	In the second quarter of 2023, following the US regional bank fallout, large scale private credit providers continued to remain well positioned to capitalize on the opportunity created by retrenchment in bank lending and the capital needs of both sponsors and borrowers.
●	Leveraged Commentary and Data estimates that the volume of Mergers and acquisitions (M&A) financed via directly originated loans totaled $42.6 billion in the first half of 2023, which exceeded both syndicated loans and high yield bonds during the same period. Additionally, data for the second quarter of 2023 showed that, based on issuer count, private credit remained the financing of choice of private equity sponsors for leveraged buyouts (LBO) with 38 out of 45 deals financed by private credit. Additionally, private credit outpaced syndicated loans for non-LBOs as well, accounting for 60% of deals in both the second quarter and first half of 2023. [14]
●	Defaults for private credit loans declined in the second quarter with the overall default rate at 1.64%, compared to 2.15% in the first quarter of 2023. By company size, larger borrowers performed better. Companies exceeding $50 million in earnings before interest, taxes, depreciation, and amortization (EBITDA) defaulted at a rate of 0.8%, whereas companies with EBIDTA of $25 million to $49.9 million, and under $25 million, defaulted at a rate of 1.6% and 2.1%, respectively in the second quarter.[15]

PRIVATE CREDIT

CORPORATE DIRECT LENDING

●	In August, the Fund added approximately $47 million of new originations, across six deals, bringing the Fund’s large scale origination exposure to approximately 43% as of August 31, 2023. New debt originations were diversified across Insurance, Financial Services, Commercial Services & Supplies and Software sectors, and had a weighted average yield of 10.8%.
●	During the month, Apollo led a $1.34 billion financing to facilitate a transition from a partnership model to a corporation for BDO USA, the fifth largest global accountancy in the world. The financing was structured as a five-year first lien term loan issued at $98 with a coupon of SOFR + 600 that included mandatory prepayments and call protection provisions.[16]

CHARACTERSTICS

ASSET-BACKED LENDING

●	Within this strategy, the Fund focuses on agile deployment into origination and proprietary sourcing channels across a broad mandate of asset-backed investments, with a focus on investments collateralized by tangible investments.
●	In August, the Fund added a commercial mortgage-backed transaction at a spread of SOFR + 415, 8.4% yield and a sub 45% loan-to-value (LTV). The collateral consists of 22 cash flowing loans across property types such as multifamily, industrial and storage. Additionally, the Fund participated in refinancing of a 12-month NAV facility at SOFR + 385 bps for a global venture and private equity fund. We believe these investments deliver a differentiated risk/return profile compared to private corporate credit assets, while exhibiting low correlation to interest rate and inflation risks.[16]

RANGE

The Fund’s long-term allocation target for Asset-Backed Lending is 5-20%.

Apollo Diversified Credit Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

2

Apollo Diversified Credit Fund

PUBLIC CREDIT AS OF AUGUST 31, 2023

PUBLIC CREDIT OVERVIEW

●	Leveraged loans gained 1.24% in August as the asset class extended its strongest stretch of performance since late 2020 amid a focus on better-than-expected earnings, an increase in rate volatility, and the largest refinancing wave since 2021. Leveraged loan yields and spreads decreased 2 bps and 6 bps in August to 9.31% and 5.15%, respectively. Year-to-date as of August 31, 2023, leveraged loan yields and spreads are down 66 bps and 77 bps, respectively.[2]
●	High-yield bonds rallied in August to post modest gains of 0.41%. High-yield bond yields and spreads increased 8 bps and 2 bps to 8.55% and 4.10%, respectively. Year-to-date high-yield spreads and yields are down 68 bps and 101 bps, respectively.[2]
●	In August, the par weighted US high-yield bond default rate increased 18 bps to 2.4% and the leveraged loan default rate decreased slightly by 4 bps to approximately 2.9%. However, both remain below their long-term averages of 3.2% and 3.1%, respectively.[2,18]

PUBLIC CREDIT

PERFORMING CREDIT

●	The Fund’s performing credit strategy primarily pursues liquid, performing senior secured corporate credits to generate total return.
●	The Fund’s exposure within this strategy is predominately focused on senior secured positions across industries with resilient business models that we believe may continue to generate strong cash flow across various economic environments. The Fund continues to favor floating rate exposure consistent with our views of an elevated interest rate environment for longer.

CHARACTERISTICS

The Fund’s long-term allocation target for Performing Credit is 25-35%.

DISLOCATED CREDIT

●	The Fund’s dislocated credit strategy seeks to use contingent capital to tactically pursue “dislocated” credit opportunities (e.g., stressed, performing assets across the credit spectrum that sell-off due to technical and/ or non-fundamental reasons) in between traditional, passive investment mandates and “distressed-for-control” investment mandates.
●	As of August 31, 2023, the Fund had selected exposure to 15 issuers with a weighted average yield of approximately 11% and a weighted average price of approximately $88. The Fund continues to be opportunistic within is strategy, harvesting gains and rotating into issuers that in our view are trading at a discount. We believe the strategy is potentially positioned for stable cash flow yield and upside price convexity

CHARACTERISTICS

The Fund's long-term allocation target for Dislocated Credit is 0-30%.

STRUCTURED CREDIT

●	The Fund’s structured credit strategy seeks out high-quality structured credit opportunities of various asset types, vintages, maturities, jurisdictions, and capital structure priorities, including debt and equity tranches of CLOs, commercial and residential mortgage-backed securities, consumer and commercial asset-backed securities, whole loans, and regulatory capital relief transactions.
●	While a smaller part of the portfolio, we believe there are likely to be increased instances of market dislocations, and we stand ready to potentially deploy capital as opportunities present themselves.

CHARACTERISTICS

The Fund’s long-term allocation target for Structured Credit is 10-30%.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

3

Apollo Diversified Credit Fund

PORTFOLIO DETAIL AS OF AUGUST 31, 2023

STRATEGY BREAKDOWN5, 13

ATTRIBUTION BY STRATEGY

	MTD (bps)	YTD (bps)	Last 3 Months (bps)	7/1/22 - 8/31/23 (bps)	Apollo Inception to Date[5] (bps)
Private Credit	43	401	155	405	312
Corporate Direct Lending	37	383	149	423	–
Asset-Backed Lending	6	18	6	-18	–
Public Credit	53	912	410	1,075	250
Performing Credit	52	663	332	839	–
Dislocated Credit	1	224	76	191	–
Structured Credit	0	25	2	45	–
Currency Hedge	25	-9	-17	-17	1
Residual[20]	-16	-130	-41	-150	-133
Fees & Expenses	-16	-131	-48	-156	-135
Total (Net)	89	1,043	459	1,157	295

TOP 10 HOLDINGS AS PERCENTAGE OF PORTFOLIO21

Issuer	Industry[22]	Percent of Allocation
Howden Group Holdings Ltd.	Insurance	3.1%
BDO USA, P.A.	Services: Business	2.5%
Insight XI Aggregator, L.P.	Financial Services	2.2%
Avalara, Inc.	Software	2.1%
GBT Group Services B.V.	Consumer Finance	1.7%
Energy Transfer LP	Oil, Gas & Consumable Fuels	1.7%
Zendesk, Inc.	Software	1.7%
Kane Bidco Limited	Capital Markets	1.7%
CSC Holdings, LLC	Consumer Finance	1.7%
Commscope, Inc.	Oil, Gas & Consumable Fuels	1.6%
Total		20.1%

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice and may not be representative of current or future allocations. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. For discussion purposes only. Attribution for periods greater than one year are annualized. The Fund pursues its investment objective through a “multi-asset” approach centered around five key strategy pillars, as described above: (1) corporate direct lending, (2) asset-backed lending, (3) performing credit, (4) dislocated credit and (5) structured credit. “Attribution by Strategy” is intended to show characters of the portfolio and provide an estimate as to which strategy pillars within the Fund contributed (positively or negatively) to the Fund’s overall performance during the period represented. Such attribution analysis should not be relied upon for investment decisions. Strategy and asset classification prior to Apollo Inception (May 2, 2022) was generated by the previous management team of the Fund’s investment adviser and as such Apollo Inception to Date attribution is only summarized for Private Credit, Public Credit, Currency Hedge, Residual, and Fees & Expenses. Total (Net) performance reflects the Fund’s Class I share and includes reinvestment of distributions and reflects management fees and other expenses charged during the period. Total (Net) performance of Fund’s Class I shares would have been lower had fees not been waived during the period. The Fund’s share classes also incur additional expenses not deducted herein, such as sales load, third-party brokerage commissions, third-party investment advisory fees paid by investors to a financial intermediary for brokerage services, or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 5 INDUSTRIES AS PERCENTAGE OF PORTFOLIO22

CORRELATION SUMMARY23

As of 8/31/23	Correlation to Fund: Last 3 Months	Correlation to Fund: Since Apollo Inception (5/2/22)[5]
Bloomberg US Aggregate	0.38	0.37
Bond Index
Bloomberg Municipal	0.63	0.44
Bond Index
Bloomberg US Corporate	0.39	0.47
Bond Index
Morningstar LSTA US	0.75	0.75
Leveraged Loan Index
ICE BofA US High	0.75	0.89
Yield Index

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance.

4

ENDNOTES

1.	Morningstar LSTA U.S. Leveraged Loan Index Review, August 2023.
2.	J.P. Morgan – North America Credit Research, August 2023. Leveraged Loan is represented by J.P. Morgan Leveraged Loan Index. High yield is represented by the J.P. Morgan Domestic High Yield Index.
3.	Wall Street Journal, September 1, 2023.
4.	Federal Reserve: Inflation: Progress and the Path Ahead, August 25, 2023.
5.	Apollo Capital Credit Adviser, LLC, f/k/a Griffin Capital Credit Advisor, LLC (hereinafter “ACCA,” and together with ACCA’s affiliated registered investment advisers directly and indirectly owned by Apollo Global Management, Inc., “Apollo”) was acquired by Apollo Global Management, Inc., on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s former investment adviser, which was not affiliated with Apollo. The current management team of ACCA is responsible for performance on and after May 2, 2022.
6.	Managed Assets are equal to the total of the Fund’s assets, including assets attributable to financial leverage, minus accrued liabilities, other than debt representing financial leverage. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets.
7.	Leverage is equal to consolidated Fund borrowings divided by total managed assets. The use of leverage by the Fund will magnify the Fund’s gains or losses. There is no guarantee that the Fund’s leverage strategy will be successful.
8.	Duration is a measure of how sensitive the price of a debt instrument (such as a bond) is to a change in interest rates and is measured in years.
9.	Distribution rates are not performance and reflect the applicable quarter’s cumulative distribution rate when annualized. Under GAAP, the composition of the Fund’s distribution on June 30, 2023 was estimated to include a de minimis amount of return of capital and should not be confused with yield or income. It is important to note that differences exist between the Fund’s accounting records prepared in accordance with GAAP and recordkeeping practices required under income tax regulations. Therefore, the characterization of Fund distributions for federal income tax purposes may be different from GAAP characterization estimates. The determination of what portion of each year’s distributions constitutes ordinary income, qualifying dividend income, short or long-term capital gains or return of capital is determined at year-end and reported to shareholders on Form 1099-DIV, which is mailed every year in late January. The Fund does not provide tax advice. Fund distributions would have been lower had expenses not been waived during the period There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. Last Twelve Months’ Distribution Rate (Class I Share) as of June 30, 2023.
10.	Represents the Fund’s weighted average yield to worst at current market value of the Fund’s underlying holdings, excluding cash. Yield to worst is an estimate of the lowest yield expected from a debt investment, absent a default.
11.	Based on the Fund’s total market value exposure to debt securities.
12.	Excludes Cash and Other Net Assets.
13.	Totals may not sum due to rounding.
14.	Leveraged Commentary and Data (LCD) – U.S. Credit Markets Quarterly Wrap as of July 3, 2023.
15.	Defying expectations, private credit default ease in Q2 – Proskauer Index.
16.	This investment example has been provided for discussion purposes only and was selected using an objective non-performance-based criteria to illustrate Fund deployments within its strategies.
17.	Represents weighted average EBITDA of the Fund’s directly originated debt investments based on latest information tracked on our portfolio companies and excludes certain portfolio companies for which these metrics are not meaningful (for instance, portfolio companies with negative EBTIDA).
18.	Includes distressed exchanges.
19.	Weighted average yield is represented by yield-to-worst, which is an estimate of the lowest yield that you can expect to earn from a debt investment, absent a default.
20.	Represents cash and other net assets including positions not categorized within the strategies described in the “Attribution by Strategy” table.
21.	Based on the market value of the funded amount.
22.	Based on the Global Industry Classification Standard (GICS).
23.	Past correlations are not indicative of future correlations, which may vary. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random. Data source: Morningstar using daily data. Assets and securities contained within indices and peer funds may be different than the assets and securities contained in Apollo Diversified Credit Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Please see the glossary for descriptions of indices.

5

GLOSSARY

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Attribution: An assessment of the performance of a portfolio or its investments.

Asset-backed Securities (ABSs): Financial securities backed by income-generating assets.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Bloomberg Municipal Bond Index: Measures the performance of US investment grade general obligation and revenue bonds with maturities from one to 30 years.

Bloomberg US Aggregate Bond Index: Measures the performance of the US investment grade bond market.

Bloomberg US Corporate Bond Index: Measures the performance of the investment grade, fixed-rate, taxable corporate bond market. It includes US dollar-denominated securities issued by US and non-US industrial, utility and financial firms.

Bond: A debt instrument, also considered a loan, that an investor makes to a corporation, government, federal agency or other organization (known as an issuer) in which the issuer typically agrees to pay the owner the amount of the face value of the bond on a future date, and to pay interest at a specified rate at regular intervals.

Bond Rating: A method of evaluating the quality and safety of a bond. This rating is based on an examination of the issuer’s financial strength and the likelihood that it will be able to meet scheduled repayments. Ratings range from AAA (best) to D (worst). Bonds receiving a rating of BB or below are not considered investment grade because of the relative potential for issuer default.

Capital Relief Transactions: A transaction that seeks to provide credit protection on a portfolio of loans.

Collateralized Loan Obligation (CLO): A structured credit security backed by a pool of bank loans, structured so there are several classes of bondholders with varying maturities, called tranches. Debt and equity securities of CLOs are sold in tranches where each CLO tranche has a different priority on distributions, unique risk exposures, and yield expectations based on the tranche’s place in the capital structure. Distributions begin with the senior debt tranches (CLO debt) and flow down to the equity tranches (CLO equity).

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): A statistic used to assess operating performance and profitability.

ICE BofA US High Yield Index: Tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

J.P. Morgan Domestic High Yield Index: Designed to mirror the investable universe of the US dollar domestic high-yield corporate debt market, including issues of US and Canadian domiciled issuers.

J.P. Morgan Leveraged Loan Index: Designed to mirror the investable universe of US Dollar-denominated institutional leveraged loans, including US and international borrowers.

Leveraged Buyout (LBO): Purchase of a controlling share in a company using outside capital.

Loan-to-Value (LTV) Ratio: An assessment of lending risk that financial institutions and other lenders examine before lending to a company.

Morningstar LSTA US Leveraged Loan Index: Designed to deliver comprehensive coverage of the US leveraged loan market using PitchBook LCD data to monitor the performance, activity, and key characteristics of the market.

Mortgage-backed Securities: Investment products that are backed by mortgages on commercial or residential properties.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

Secured Overnight Financing Rate (SOFR): A broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. The SOFR is a benchmark interest rate for dollar-denominated derivatives and loans.

Whole Loan: A single loan issued to a borrower.

6

RISK DISCLOSURES AND OTHER IMPORTANT INFORMATION

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Credit Fund (the “Fund”). This information and other important details about the Fund are contained in the prospectus, which can be obtained by visiting www.apollo.com. Please read the prospectus carefully before investing.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and reflects management fees and other expenses. Fund returns would have been lower had expenses not been waived during the period. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement with respect to Class F shares (the “Class F Expense Limitation Agreement”) and a separate agreement with respect to all other classes of shares (the “Multi-Class Expense Limitation Agreement” and together with the Class F Expense Limitation Agreement, the “Expense Limitation Agreements”). Pursuant to the Class F Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or to reimburse the Fund for expenses the Fund incurs to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursements (including taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs and organizational costs and offering costs) to the extent that they exceed, per annum, 1.50% of the Fund’s average daily net assets attributable to Class F shares. Pursuant to the Multi-Class Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to the extent that such expenses exceed, per annum, 2.25% of Class A average daily net assets, 3.00% of Class C average daily net assets, 2.00% of Class I average daily net assets, 2.50% of Class L average daily net assets and 2.75% of Class M average daily net assets (the “Expense Limitations”). The Expense Limitation Agreements will remain in effect at least through April 30, 2024. Per the Fund’s prospectus dated April 8, 2023, as amended August 31, 2023, the total annual expense ratio is 3.36% for Class A shares, 4.11% for Class C shares, 1.50% for Class F shares, 3.11% for Class I shares, 3.61% for Class L, and 3.86% for Class M shares. Prior to January 1, 2023, the Adviser voluntarily waived or absorbed certain of the operating expenses of the Fund since the commencement of the Fund’s operations.

The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. All investments contain risk and may lose value The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the debt market, real estate market, and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The use of leverage by the Fund will magnify the Fund’s gains or losses. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

Investing in lower-rated securities involves special risks in addition to the risks associated with investments in investment grade securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default and/or to be unlikely to have the capacity to pay interest and repay principal. There is a risk that issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The use of leverage by the Fund will magnify the Fund’s gains or losses. There is no guarantee that the Fund’s leverage strategy will be successful.

This material may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. As a result, investors should not rely on such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the SEC.

This material may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”).

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. Apollo Global Management and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this presentation and is subject to change without notice of any kind.

7

9 West 57th Street, 42nd Floor New York, NY 10019	212.515.3200 www.apollo.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its fund marketing and distribution and GCS is a wholesale marketing agent for Apollo sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Credit Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

© 2023 Apollo Global Management, Inc. All rights reserved.

8

APOLLO DIVERSIFIED CREDIT FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

September 28, 2023

Dear Apollo Diversified Credit Fund Shareholder,

Thank you for your investment. The purpose of this notice is to inform you of the quarterly repurchase offer by Apollo Diversified Credit Fund (the “Fund”). Quarterly repurchase offers provide a degree of liquidity to shareholders of the Fund. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on September 28, 2023 and end on November 7, 2023 (the “Repurchase Request Deadline”). If you own shares through a financial intermediary, financial adviser or broker/ dealer (“Financial Intermediary”), please contact your Financial Intermediary.

Please also note that Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

If you wish to tender shares, your Financial Intermediary will provide you with specific instructions. If you are unable to contact your Financial Intermediary or own shares directly and wish to tender shares, you can alternatively complete the Repurchase Request Form.

IMPORTANT
All repurchase requests must be received in good order prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

If you have any questions, please refer to the attached Repurchase Offer or contact your Financial Intermediary. You may also contact us directly at 1-888-926-2688.

Sincerely,

Apollo Diversified Credit Fund

APOLLO DIVERSIFIED CREDIT FUND REPURCHASE OFFER

1 THE OFFER

Apollo Diversified Credit Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of the Fund’s issued and outstanding shares (Class A, Class C, Class F, Class I, Class L and Class M shares) (“Repurchase Offer Amount”) as of the Repurchase Request Deadline (as defined below) at a price equal to the net asset value (“NAV”) of the applicable class of shares as of the close of regular business trading on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders, as no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current effective prospectus and statement of additional information.

2 NET ASSET VALUE

The Fund’s NAV on September 21, 2023 of the Class A shares (CRDTX) was $21.68 per share, of the Class C shares (CGCCX) was $21.68 per share, of the Class F shares (CRDFX) was $21.68 per share, of the Class I shares (CRDIX) was $21.68 per share, of the Class L shares (CRDLX) was $21.67 per share and of the Class M shares (CRDMX) was $21.68 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below).

The Fund’s NAV fluctuates. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you submit your repurchase request.

The current NAV may be obtained by calling 1-888-926-2688 and asking for the most current NAV per share or by visiting www.apollodiversifiedcreditfund.com. The shares of the Fund are not traded on any organized market or securities exchange.

3 REPURCHASE REQUEST DEADLINE	All repurchase requests must be received in good order prior to 4:00 p.m., Eastern Time, on November 7, 2023.
4 REPURCHASE PRICING DATE

The NAV used to calculate the repurchase price will be determined as of the close of regular business trading on the New York Stock Exchange on November 7, 2023 (the “Repurchase Pricing Date”). There is a risk that the NAV per share fluctuates between the date on which you submit your repurchase request and the Repurchase Pricing Date, and that the NAV on the Repurchase Pricing Date may be higher or lower than the NAV on the date you submit your repurchase request.

5 PAYMENT FOR SHARES REPURCHASED	The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.
6 INCREASE IN NUMBER OF SHARES REPURCHASED

If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. There is no assurance that you will be able to sell as many of your shares as you desire to sell in the repurchase offer or in any subsequent repurchase offer. If a portion of your shares were not repurchased due to proration, you will have to wait until the next quarterly repurchase offer to submit a new repurchase request if you still wish to tender your shares for repurchase.

With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, and the Fund repurchases shares on a pro rata basis, it may result in the shareholder not receiving the full amount of a required minimum distribution.

7 WITHDRAWAL OR MODIFICATION	Requests to repurchase shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on November 7, 2023.

APOLLO DIVERSIFIED CREDIT FUND REPURCHASE OFFER
8 SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER

The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

●    If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

●    For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

●    For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV of each of the Fund’s Class A, Class C, Class F, Class I, Class L and Class M shares; and

●    For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9 TAX CONSEQUENCES

You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held.

10 CONTINGENT DEFERRED SALES CHARGES ON CLASS C SHARES

Class A, Class F, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11 NO REPURCHASE FEE

The Fund does not charge a transaction fee to repurchase Fund Shares. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase. If your shares are held at a Financial Intermediary, your intermediary may charge transaction or other fees in connection with your repurchase request.

12 REPURCHASE REQUESTS IN PROPER FORM

All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

If this repurchase request is due to shareholder death, please call the Fund at 1-888-926-2688 or contact your Financial Intermediary regarding additional required documentation (such as a death certificate). Repurchase requests due to death are intended for natural persons. The dissolution of an entity or similar situations generally do not qualify. Notice must be given to the Fund as soon as practicable but no later than the second repurchase offer deadline following the date of shareholder death, to ensure timely processing of repurchase requests due to death. This timeline will be strictly observed. Should this timeline not be adhered to, there is no guarantee a shareholder’s descendants will be able to sell all shares they desire to sell in the event shareholders tender for repurchase more than the repurchase offer amount and the Fund repurchases shares on a pro rata basis.

None of the Fund, Apollo Capital Credit Adviser, LLC (the “Adviser”), Apollo Credit Management, LLC (the “Sub-Adviser”), SS&C GIDS, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Adviser, nor the Distributor, is or will be obligated to ensure that your Financial Intermediary, or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your Financial Intermediary.

Apollo Diversified Credit Fund

AUGUST 2023 UPDATE

Ticker Symbols (NASDAQ): Class A Shares: CRDTX | Class C Shares: CGCCX | Class I Shares: CRDIX | Class L Shares: CRDLX

MARKET OVERVIEW

●	Credit markets posted modest gains in August, driven by better-than-expected second quarter earnings and the largest refinancing wave since 2021. Leveraged loans experienced a significant uptick in capital markets activity in August, marking the highest level of issuance since February 2022, led by a surge of financing and repricing activity.[1] Meanwhile, high yield bond issuance had its third lightest issuance this year totaling $9.3 billion of issuance in August, bringing year-to-date issuance to $111.2 billion.[2]
●	Looking at the broader health of the economy, hiring slowed this summer and unemployment rose in August, signs the labor market is cooling in the face of high interest rates. US employers added 187,000 jobs in August, while payrolls in June and July were revised down a combined 110,000, according to the latest data from the Bureau of Labor Statistics. Over those three months, a modest 150,000 jobs were added monthly on average, down from the average monthly gain of 238,000 observed in March through May.[3]
●	With US inflation much cooler than its pandemic highs, it remains to be seen how the August jobs data will influence the upcoming policy decision for the Federal Reserve. Last month, during the highly anticipated symposium in Jackson Hole, Wyoming, Federal Chair Jerome Powell citied strong business investment activity and a resilient American consumer to reaffirm yet again his singular focus on restoring price stability, even if that means a prolonged period of higher rates to get back inflation to the Fed’s 2% target.[4]
●	In our view, the higher cost of capital makes it more difficult to obtain financing, which ultimately slows down capital expenditure and labor markets. We believe this process will continue in this elevated rate environment, and we expect the Fed to maintain elevated rates in its attempt to meet their inflation target.

FUND SNAPSHOT

Structure	1940 Act Closed-End Interval Fund
Inception Date	April 3, 2017
Apollo Inception Date[5]	May 2, 2022
Management Fee	1.5% on NAV
Pricing	Daily NAV
Subscription Frequency	Daily
Repurchase Frequency	Quarterly (5% of Fund shares outstanding)
Distribution Frequency	Quarterly
Tax Reporting	1099-DIV

SUMMARY STATS

Total Managed Assets[6]	$883.4 million
Leverage[7]	26.9%
Portfolio Companies	132
Average Duration (Years)[8]	0.9
Q2 2023 Annualized Distribution Rate (Class I Share)[9]	9.3%
Last Twelve Months’ Distribution Rate (Class I Share)[9]	8.4%
Portfolio Weighted Average Yield[10]	9.9%
Floating Rate Exposure[11]	76.6%
Senior Secured	91.3%
North America/Europe/Other[12,13]	79% / 23% / 1%

PERFORMANCE ATTRIBUTION

●	For the month ended August 31, 2023, Apollo Diversified Credit Fund’s (the “Fund”) Class I share (NASDAQ: CRDIX) returned 0.89%, bringing the year-to-date total return as of August 31, 2023, to 10.43%.
●	The Fund’s public credit strategies continued to perform amidst a volatile backdrop, contributing 53 basis points (bps) to performance in August, bringing its year-to-date contribution to 912 bps, as of August 31, 2023. The performing credit strategy led the way, driven by gains on our liquid loan and bond investments.
●	The increase in the earnings power of our directly originated loans drove performance in the private credit strategy, contributing 43 bps to performance, bringing private credit’s year-to-date contribution to 401 bps as of August 31, 2023.

PERFORMANCE5

Class I Performance as of 8/31/23

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and reflects management fees and other expenses. Fund returns greater than one year are annualized. Fund returns would have been lower had expenses not been waived during the period. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

The views expressed here are Apollo’s own, unless otherwise noted.

Apollo Diversified Credit Fund

PRIVATE CREDIT AS OF AUGUST 31, 2023

PRIVATE CREDIT OVERVIEW

●	In the second quarter of 2023, following the US regional bank fallout, large scale private credit providers continued to remain well positioned to capitalize on the opportunity created by retrenchment in bank lending and the capital needs of both sponsors and borrowers.
●	Leveraged Commentary and Data estimates that the volume of Mergers and acquisitions (M&A) financed via directly originated loans totaled $42.6 billion in the first half of 2023, which exceeded both syndicated loans and high yield bonds during the same period. Additionally, data for the second quarter of 2023 showed that, based on issuer count, private credit remained the financing of choice of private equity sponsors for leveraged buyouts (LBO) with 38 out of 45 deals financed by private credit. Additionally, private credit outpaced syndicated loans for non-LBOs as well, accounting for 60% of deals in both the second quarter and first half of 2023. [14]
●	Defaults for private credit loans declined in the second quarter with the overall default rate at 1.64%, compared to 2.15% in the first quarter of 2023. By company size, larger borrowers performed better. Companies exceeding $50 million in earnings before interest, taxes, depreciation, and amortization (EBITDA) defaulted at a rate of 0.8%, whereas companies with EBIDTA of $25 million to $49.9 million, and under $25 million, defaulted at a rate of 1.6% and 2.1%, respectively in the second quarter.[15]

PRIVATE CREDIT

CORPORATE DIRECT LENDING

●	In August, the Fund added approximately $47 million of new originations, across six deals, bringing the Fund’s large scale origination exposure to approximately 43% as of August 31, 2023. New debt originations were diversified across Insurance, Financial Services, Commercial Services & Supplies and Software sectors, and had a weighted average yield of 10.8%.
●	During the month, Apollo led a $1.34 billion financing to facilitate a transition from a partnership model to a corporation for BDO USA, the fifth largest global accountancy in the world. The financing was structured as a five-year first lien term loan issued at $98 with a coupon of SOFR + 600 that included mandatory prepayments and call protection provisions.[16]

CHARACTERSTICS

ASSET-BACKED LENDING

●	Within this strategy, the Fund focuses on agile deployment into origination and proprietary sourcing channels across a broad mandate of asset-backed investments, with a focus on investments collateralized by tangible investments.
●	In August, the Fund added a commercial mortgage-backed transaction at a spread of SOFR + 415, 8.4% yield and a sub 45% loan-to-value (LTV). The collateral consists of 22 cash flowing loans across property types such as multifamily, industrial and storage. Additionally, the Fund participated in refinancing of a 12-month NAV facility at SOFR + 385 bps for a global venture and private equity fund. We believe these investments deliver a differentiated risk/return profile compared to private corporate credit assets, while exhibiting low correlation to interest rate and inflation risks.[16]

RANGE

The Fund’s long-term allocation target for Asset-Backed Lending is 5-20%.

Apollo Diversified Credit Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

Apollo Diversified Credit Fund

PUBLIC CREDIT AS OF AUGUST 31, 2023

PUBLIC CREDIT OVERVIEW

●	Leveraged loans gained 1.24% in August as the asset class extended its strongest stretch of performance since late 2020 amid a focus on better-than-expected earnings, an increase in rate volatility, and the largest refinancing wave since 2021. Leveraged loan yields and spreads decreased 2 bps and 6 bps in August to 9.31% and 5.15%, respectively. Year-to-date as of August 31, 2023, leveraged loan yields and spreads are down 66 bps and 77 bps, respectively.[2]
●	High-yield bonds rallied in August to post modest gains of 0.41%. High-yield bond yields and spreads increased 8 bps and 2 bps to 8.55% and 4.10%, respectively. Year-to-date high-yield spreads and yields are down 68 bps and 101 bps, respectively.[2]
●	In August, the par weighted US high-yield bond default rate increased 18 bps to 2.4% and the leveraged loan default rate decreased slightly by 4 bps to approximately 2.9%. However, both remain below their long-term averages of 3.2% and 3.1%, respectively.[2,18]

PUBLIC CREDIT

PERFORMING CREDIT

●	The Fund’s performing credit strategy primarily pursues liquid, performing senior secured corporate credits to generate total return.
●	The Fund’s exposure within this strategy is predominately focused on senior secured positions across industries with resilient business models that we believe may continue to generate strong cash flow across various economic environments. The Fund continues to favor floating rate exposure consistent with our views of an elevated interest rate environment for longer.

CHARACTERISTICS

The Fund’s long-term allocation target for Performing Credit is 25-35%.

DISLOCATED CREDIT

●	The Fund’s dislocated credit strategy seeks to use contingent capital to tactically pursue “dislocated” credit opportunities (e.g., stressed, performing assets across the credit spectrum that sell-off due to technical and/ or non-fundamental reasons) in between traditional, passive investment mandates and “distressed-for-control” investment mandates.
●	As of August 31, 2023, the Fund had selected exposure to 15 issuers with a weighted average yield of approximately 11% and a weighted average price of approximately $88. The Fund continues to be opportunistic within is strategy, harvesting gains and rotating into issuers that in our view are trading at a discount. We believe the strategy is potentially positioned for stable cash flow yield and upside price convexity

CHARACTERISTICS

The Fund's long-term allocation target for Dislocated Credit is 0-30%.

STRUCTURED CREDIT

●	The Fund’s structured credit strategy seeks out high-quality structured credit opportunities of various asset types, vintages, maturities, jurisdictions, and capital structure priorities, including debt and equity tranches of CLOs, commercial and residential mortgage-backed securities, consumer and commercial asset-backed securities, whole loans, and regulatory capital relief transactions.
●	While a smaller part of the portfolio, we believe there are likely to be increased instances of market dislocations, and we stand ready to potentially deploy capital as opportunities present themselves.

CHARACTERISTICS

The Fund’s long-term allocation target for Structured Credit is 10-30%.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

Apollo Diversified Credit Fund

PORTFOLIO DETAIL AS OF AUGUST 31, 2023

STRATEGY BREAKDOWN5, 13

ATTRIBUTION BY STRATEGY

	MTD (bps)	YTD (bps)	Last 3 Months (bps)	7/1/22 - 8/31/23 (bps)	Apollo Inception to Date[5] (bps)
Private Credit	43	401	155	405	312
Corporate Direct Lending	37	383	149	423	–
Asset-Backed Lending	6	18	6	-18	–
Public Credit	53	912	410	1,075	250
Performing Credit	52	663	332	839	–
Dislocated Credit	1	224	76	191	–
Structured Credit	0	25	2	45	–
Currency Hedge	25	-9	-17	-17	1
Residual[20]	-16	-130	-41	-150	-133
Fees & Expenses	-16	-131	-48	-156	-135
Total (Net)	89	1,043	459	1,157	295

TOP 10 HOLDINGS AS PERCENTAGE OF PORTFOLIO21

Issuer	Industry[22]	Percent of Allocation
Howden Group Holdings Ltd.	Insurance	3.1%
BDO USA, P.A.	Services: Business	2.5%
Insight XI Aggregator, L.P.	Financial Services	2.2%
Avalara, Inc.	Software	2.1%
GBT Group Services B.V.	Consumer Finance	1.7%
Energy Transfer LP	Oil, Gas & Consumable Fuels	1.7%
Zendesk, Inc.	Software	1.7%
Kane Bidco Limited	Capital Markets	1.7%
CSC Holdings, LLC	Consumer Finance	1.7%
Commscope, Inc.	Oil, Gas & Consumable Fuels	1.6%
Total		20.1%

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice and may not be representative of current or future allocations. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. For discussion purposes only. Attribution for periods greater than one year are annualized. The Fund pursues its investment objective through a “multi-asset” approach centered around five key strategy pillars, as described above: (1) corporate direct lending, (2) asset-backed lending, (3) performing credit, (4) dislocated credit and (5) structured credit. “Attribution by Strategy” is intended to show characters of the portfolio and provide an estimate as to which strategy pillars within the Fund contributed (positively or negatively) to the Fund’s overall performance during the period represented. Such attribution analysis should not be relied upon for investment decisions. Strategy and asset classification prior to Apollo Inception (May 2, 2022) was generated by the previous management team of the Fund’s investment adviser and as such Apollo Inception to Date attribution is only summarized for Private Credit, Public Credit, Currency Hedge, Residual, and Fees & Expenses. Total (Net) performance reflects the Fund’s Class I share and includes reinvestment of distributions and reflects management fees and other expenses charged during the period. Total (Net) performance of Fund’s Class I shares would have been lower had fees not been waived during the period. The Fund’s share classes also incur additional expenses not deducted herein, such as sales load, third-party brokerage commissions, third-party investment advisory fees paid by investors to a financial intermediary for brokerage services, or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 5 INDUSTRIES AS PERCENTAGE OF PORTFOLIO22

CORRELATION SUMMARY23

As of 8/31/23	Correlation to Fund: Last 3 Months	Correlation to Fund: Since Apollo Inception (5/2/22)[5]
Bloomberg US Aggregate	0.38	0.37
Bond Index
Bloomberg Municipal	0.63	0.44
Bond Index
Bloomberg US Corporate	0.39	0.47
Bond Index
Morningstar LSTA US	0.75	0.75
Leveraged Loan Index
ICE BofA US High	0.75	0.89
Yield Index

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance.

ENDNOTES

1.	Morningstar LSTA U.S. Leveraged Loan Index Review, August 2023.
2.	J.P. Morgan – North America Credit Research, August 2023. Leveraged Loan is represented by J.P. Morgan Leveraged Loan Index. High yield is represented by the J.P. Morgan Domestic High Yield Index.
3.	Wall Street Journal, September 1, 2023.
4.	Federal Reserve: Inflation: Progress and the Path Ahead, August 25, 2023.
5.	Apollo Capital Credit Adviser, LLC, f/k/a Griffin Capital Credit Advisor, LLC (hereinafter “ACCA,” and together with ACCA’s affiliated registered investment advisers directly and indirectly owned by Apollo Global Management, Inc., “Apollo”) was acquired by Apollo Global Management, Inc., on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s former investment adviser, which was not affiliated with Apollo. The current management team of ACCA is responsible for performance on and after May 2, 2022.
6.	Managed Assets are equal to the total of the Fund’s assets, including assets attributable to financial leverage, minus accrued liabilities, other than debt representing financial leverage. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets.
7.	Leverage is equal to consolidated Fund borrowings divided by total managed assets. The use of leverage by the Fund will magnify the Fund’s gains or losses. There is no guarantee that the Fund’s leverage strategy will be successful.
8.	Duration is a measure of how sensitive the price of a debt instrument (such as a bond) is to a change in interest rates and is measured in years.
9.	Distribution rates are not performance and reflect the applicable quarter’s cumulative distribution rate when annualized. Under GAAP, the composition of the Fund’s distribution on June 30, 2023 was estimated to include a de minimis amount of return of capital and should not be confused with yield or income. It is important to note that differences exist between the Fund’s accounting records prepared in accordance with GAAP and recordkeeping practices required under income tax regulations. Therefore, the characterization of Fund distributions for federal income tax purposes may be different from GAAP characterization estimates. The determination of what portion of each year’s distributions constitutes ordinary income, qualifying dividend income, short or long-term capital gains or return of capital is determined at year-end and reported to shareholders on Form 1099-DIV, which is mailed every year in late January. The Fund does not provide tax advice. Fund distributions would have been lower had expenses not been waived during the period There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. Last Twelve Months’ Distribution Rate (Class I Share) as of June 30, 2023.
10.	Represents the Fund’s weighted average yield to worst at current market value of the Fund’s underlying holdings, excluding cash. Yield to worst is an estimate of the lowest yield expected from a debt investment, absent a default.
11.	Based on the Fund’s total market value exposure to debt securities.
12.	Excludes Cash and Other Net Assets.
13.	Totals may not sum due to rounding.
14.	Leveraged Commentary and Data (LCD) – U.S. Credit Markets Quarterly Wrap as of July 3, 2023.
15.	Defying expectations, private credit default ease in Q2 – Proskauer Index.
16.	This investment example has been provided for discussion purposes only and was selected using an objective non-performance-based criteria to illustrate Fund deployments within its strategies.
17.	Represents weighted average EBITDA of the Fund’s directly originated debt investments based on latest information tracked on our portfolio companies and excludes certain portfolio companies for which these metrics are not meaningful (for instance, portfolio companies with negative EBTIDA).
18.	Includes distressed exchanges.
19.	Weighted average yield is represented by yield-to-worst, which is an estimate of the lowest yield that you can expect to earn from a debt investment, absent a default.
20.	Represents cash and other net assets including positions not categorized within the strategies described in the “Attribution by Strategy” table.
21.	Based on the market value of the funded amount.
22.	Based on the Global Industry Classification Standard (GICS).
23.	Past correlations are not indicative of future correlations, which may vary. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random. Data source: Morningstar using daily data. Assets and securities contained within indices and peer funds may be different than the assets and securities contained in Apollo Diversified Credit Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Please see the glossary for descriptions of indices.

GLOSSARY

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Attribution: An assessment of the performance of a portfolio or its investments.

Asset-backed Securities (ABSs): Financial securities backed by income-generating assets.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Bloomberg Municipal Bond Index: Measures the performance of US investment grade general obligation and revenue bonds with maturities from one to 30 years.

Bloomberg US Aggregate Bond Index: Measures the performance of the US investment grade bond market.

Bloomberg US Corporate Bond Index: Measures the performance of the investment grade, fixed-rate, taxable corporate bond market. It includes US dollar-denominated securities issued by US and non-US industrial, utility and financial firms.

Bond: A debt instrument, also considered a loan, that an investor makes to a corporation, government, federal agency or other organization (known as an issuer) in which the issuer typically agrees to pay the owner the amount of the face value of the bond on a future date, and to pay interest at a specified rate at regular intervals.

Bond Rating: A method of evaluating the quality and safety of a bond. This rating is based on an examination of the issuer’s financial strength and the likelihood that it will be able to meet scheduled repayments. Ratings range from AAA (best) to D (worst). Bonds receiving a rating of BB or below are not considered investment grade because of the relative potential for issuer default.

Capital Relief Transactions: A transaction that seeks to provide credit protection on a portfolio of loans.

Collateralized Loan Obligation (CLO): A structured credit security backed by a pool of bank loans, structured so there are several classes of bondholders with varying maturities, called tranches. Debt and equity securities of CLOs are sold in tranches where each CLO tranche has a different priority on distributions, unique risk exposures, and yield expectations based on the tranche’s place in the capital structure. Distributions begin with the senior debt tranches (CLO debt) and flow down to the equity tranches (CLO equity).

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): A statistic used to assess operating performance and profitability.

ICE BofA US High Yield Index: Tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

J.P. Morgan Domestic High Yield Index: Designed to mirror the investable universe of the US dollar domestic high-yield corporate debt market, including issues of US and Canadian domiciled issuers.

J.P. Morgan Leveraged Loan Index: Designed to mirror the investable universe of US Dollar-denominated institutional leveraged loans, including US and international borrowers.

Leveraged Buyout (LBO): Purchase of a controlling share in a company using outside capital.

Loan-to-Value (LTV) Ratio: An assessment of lending risk that financial institutions and other lenders examine before lending to a company.

Morningstar LSTA US Leveraged Loan Index: Designed to deliver comprehensive coverage of the US leveraged loan market using PitchBook LCD data to monitor the performance, activity, and key characteristics of the market.

Mortgage-backed Securities: Investment products that are backed by mortgages on commercial or residential properties.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

Secured Overnight Financing Rate (SOFR): A broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. The SOFR is a benchmark interest rate for dollar-denominated derivatives and loans.

Whole Loan: A single loan issued to a borrower.

RISK DISCLOSURES AND OTHER IMPORTANT INFORMATION

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Credit Fund (the “Fund”). This information and other important details about the Fund are contained in the prospectus, which can be obtained by visiting www.apollo.com. Please read the prospectus carefully before investing.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and reflects management fees and other expenses. Fund returns would have been lower had expenses not been waived during the period. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement with respect to Class F shares (the “Class F Expense Limitation Agreement”) and a separate agreement with respect to all other classes of shares (the “Multi-Class Expense Limitation Agreement” and together with the Class F Expense Limitation Agreement, the “Expense Limitation Agreements”). Pursuant to the Class F Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or to reimburse the Fund for expenses the Fund incurs to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursements (including taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs and organizational costs and offering costs) to the extent that they exceed, per annum, 1.50% of the Fund’s average daily net assets attributable to Class F shares. Pursuant to the Multi-Class Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to the extent that such expenses exceed, per annum, 2.25% of Class A average daily net assets, 3.00% of Class C average daily net assets, 2.00% of Class I average daily net assets, 2.50% of Class L average daily net assets and 2.75% of Class M average daily net assets (the “Expense Limitations”). The Expense Limitation Agreements will remain in effect at least through April 30, 2024. Per the Fund’s prospectus dated April 8, 2023, as amended August 31, 2023, the total annual expense ratio is 3.36% for Class A shares, 4.11% for Class C shares, 1.50% for Class F shares, 3.11% for Class I shares, 3.61% for Class L, and 3.86% for Class M shares. Prior to January 1, 2023, the Adviser voluntarily waived or absorbed certain of the operating expenses of the Fund since the commencement of the Fund’s operations.

The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. All investments contain risk and may lose value The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the debt market, real estate market, and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The use of leverage by the Fund will magnify the Fund’s gains or losses. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

Investing in lower-rated securities involves special risks in addition to the risks associated with investments in investment grade securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default and/or to be unlikely to have the capacity to pay interest and repay principal. There is a risk that issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The use of leverage by the Fund will magnify the Fund’s gains or losses. There is no guarantee that the Fund’s leverage strategy will be successful.

This material may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. As a result, investors should not rely on such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the SEC.

This material may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”).

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. Apollo Global Management and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this presentation and is subject to change without notice of any kind.

9 West 57th Street, 42nd Floor New York, NY 10019	212.515.3200 www.apollo.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its fund marketing and distribution and GCS is a wholesale marketing agent for Apollo sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Credit Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

© 2023 Apollo Global Management, Inc. All rights reserved.

APOLLO DIVERSIFIED CREDIT FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

September 28, 2023

Dear Apollo Diversified Credit Fund Shareholder,

Thank you for your investment. The purpose of this notice is to inform you of the quarterly repurchase offer by Apollo Diversified Credit Fund (the “Fund”). Quarterly repurchase offers provide a degree of liquidity to shareholders of the Fund. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on September 28, 2023 and end on November 7, 2023 (the “Repurchase Request Deadline”). If you own shares through a financial intermediary, financial adviser or broker/ dealer (“Financial Intermediary”), please contact your Financial Intermediary.

Please also note that Class C shareholders who tender for repurchase of such shareholder’s Class

C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

If you wish to tender shares, your Financial Intermediary will provide you with specific instructions. If you are unable to contact your Financial Intermediary or own shares directly and wish to tender shares, you can alternatively complete the Repurchase Request Form.

IMPORTANT
All repurchase requests must be received in good order prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

If you have any questions, please refer to the attached Repurchase Offer or contact your Financial Intermediary. You may also contact us directly at 1-888-926-2688.

Sincerely,

Apollo Diversified Credit Fund

APOLLO DIVERSIFIED CREDIT FUND REPURCHASE OFFER

1 THE OFFER

Apollo Diversified Credit Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of the Fund’s issued and outstanding shares (Class A, Class C, Class F, Class I, Class L and Class M shares) (“Repurchase Offer Amount”) as of the Repurchase Request Deadline (as defined below) at a price equal to the net asset value (“NAV”) of the applicable class of shares as of the close of regular business trading on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders, as no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current effective prospectus and statement of additional information.

2 NET ASSET VALUE

The Fund’s NAV on September 21, 2023 of the Class A shares (CRDTX) was $21.68 per share, of the Class C shares (CGCCX) was $21.68 per share, of the Class F shares (CRDFX) was $21.68 per share, of the Class I shares (CRDIX) was $21.68 per share, of the Class L shares (CRDLX) was $21.67 per share and of the Class M shares (CRDMX) was $21.68 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below).

The Fund’s NAV fluctuates. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you submit your repurchase request.

The current NAV may be obtained by calling 1-888-926-2688 and asking for the most current NAV per share or by visiting www.apollodiversifiedcreditfund.com. The shares of the Fund are not traded on any organized market or securities exchange.

3 REPURCHASE REQUEST DEADLINE	All repurchase requests must be received in good order prior to 4:00 p.m., Eastern Time, on November 7, 2023.
4 REPURCHASE PRICING DATE

The NAV used to calculate the repurchase price will be determined as of the close of regular business trading on the New York Stock Exchange on November 7, 2023 (the “Repurchase Pricing Date”). There is a risk that the NAV per share fluctuates between the date on which you submit your repurchase request and the Repurchase Pricing Date, and that the NAV on the Repurchase Pricing Date may be higher or lower than the NAV on the date you submit your repurchase request.

5 PAYMENT FOR SHARES REPURCHASED	The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.
6 INCREASE IN NUMBER OF SHARES REPURCHASED

If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. There is no assurance that you will be able to sell as many of your shares as you desire to sell in the repurchase offer or in any subsequent repurchase offer. If a portion of your shares were not repurchased due to proration, you will have to wait until the next quarterly repurchase offer to submit a new repurchase request if you still wish to tender your shares for repurchase.

With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, and the Fund repurchases shares on a pro rata basis, it may result in the shareholder not receiving the full amount of a required minimum distribution.

7 WITHDRAWAL OR MODIFICATION	Requests to repurchase shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on November 7, 2023.

APOLLO DIVERSIFIED CREDIT FUND REPURCHASE OFFER

8 SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER

The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

●    If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

●    For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

●    For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV of each of the Fund’s Class A, Class C, Class F, Class I, Class L and Class M shares; and

●    For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9 TAX CONSEQUENCES

You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held.

10 CONTINGENT DEFERRED SALES CHARGES ON CLASS C SHARES

Class A, Class F, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11 NO REPURCHASE FEE

The Fund does not charge a transaction fee to repurchase Fund Shares. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase. If your shares are held at a Financial Intermediary, your intermediary may charge transaction or other fees in connection with your repurchase request.

12 REPURCHASE REQUESTS IN PROPER FORM

All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

If this repurchase request is due to shareholder death, please call the Fund at 1-888-926-2688 or contact your Financial Intermediary regarding additional required documentation (such as a death certificate). Repurchase requests due to death are intended for natural persons. The dissolution of an entity or similar situations generally do not qualify. Notice must be given to the Fund as soon as practicable but no later than the second repurchase offer deadline following the date of shareholder death, to ensure timely processing of repurchase requests due to death. This timeline will be strictly observed. Should this timeline not be adhered to, there is no guarantee a shareholder’s descendants will be able to sell all shares they desire to sell in the event shareholders tender for repurchase more than the repurchase offer amount and the Fund repurchases shares on a pro rata basis.

None of the Fund, Apollo Capital Credit Adviser, LLC (the “Adviser”), Apollo Credit Management, LLC (the “Sub-Adviser”), SS&C GIDS, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Adviser, nor the Distributor, is or will be obligated to ensure that your Financial Intermediary, or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your Financial Intermediary.

REPURCHASE REQUEST FORM MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME,
TUESDAY, NOVEMBER 7, 2023

REGULAR MAIL:	OVERNIGHT MAIL:
Apollo Diversified Credit Fund	Apollo Diversified Credit Fund
c/o SS&C GIDS, Inc.	c/o SS&C GIDS, Inc.
P.O. Box 219133	430 W 7th Street
Kansas City, MO 64121-9133	Kansas City, MO 64105-1407

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to 5% of the outstanding shares of the Apollo Diversified Credit Fund, and that if shareholders request to repurchase more than the Repurchase Offer Amount, the Fund may repurchase shares on a pro rata basis which may result in the Fund not repurchasing the full amount of the shares that I am requesting.

For Class C Shareholders Only: I understand that tendering Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

NAME(S) OF REGISTERED SHAREHOLDERS

ACCOUNT NUMBER	INVESTOR ADDRESS	DAYTIME TELEPHONE NUMBER

SHARES TENDERED (Check one share class, reason for repurchase, and the number of shares or dollar amount as appropriate)

Class of Shares to be Tendered:

[ ] Class A Shares (CRDTX)	[ ] Class C Shares (CGCCX)	[ ] Class F Shares (CRDFX)
[ ] Class I Shares (CRDIX)	[ ] Class L Shares (CRDLX)	[ ] Class M Shares (CRDMX)

(if tendering more than one share class, please submit a separate form for each share class)

Reason for Repurchase:

[ ] Standard Repurchase	[ ] Repurchase Due to Death*

Tender Amount:

[ ] Full Tender:	Please tender all shares in my account.	For Internal Use Only
[ ] Partial Tender:	Please tender___________________ shares from my account.
[ ] Dollar Amount:	Please tender enough shares to net $____________________ .

*	Requests due to death are intended for natural persons and will require additional supporting documents. Please see the “Repurchase Requests in Proper Form” section in the Repurchase Offer Statement for further information and instructions.

REPURCHASE REQUEST FORM MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME,
TUESDAY, NOVEMBER 7, 2023

PLEASE NOTE:

1.	A REPURCHASE REQUEST THAT DOES NOT SPECIFY A FULL REPURCHASE, NUMBER OF SHARES, OR A DOLLAR AMOUNT WILL BE REJECTED.
2.	THIS FORM MUST BE RECEIVED BY THE TRANSFER AGENT NO LATER THAN 4:00 P.M. EASTERN TIME ON THE REPURCHASE REQUEST DEADLINE. REPURCHASE REQUESTS RECEIVED BY THE TRANSFER AGENT CANNOT BE REVOKED AFTER THE REPURCHASE REQUEST DEADLINE.
3.	ANY REQUEST RECEIVED OUTSIDE OF AN ACTIVE REPURCHASE PERIOD OR REQUESTS FOR FUTURE REPURCHASE PERIODS WILL BE REJECTED.
4.	ALTERATIONS TO THIS FORM ARE PROHIBITED AND THE REQUEST WILL BE REJECTED.
5.	TO PREVENT BACKUP WITHHOLDING PLEASE ENSURE THAT A COMPLETED AND SIGNED APPLICATION FORM OR A FORM W-9 (OR FORM W-8 FOR NON-U.S. SHAREHOLDERS) HAS BEEN SUBMITTED PREVIOUSLY.

6.	CUSTODIAN APPROVAL IS REQUIRED FOR ACCOUNTS HELD THROUGH A CUSTODIAN. REPURCHASE REQUESTS FOR SUCH ACCOUNTS THAT DO NOT INCLUDE BOTH THE INVESTOR SIGNATURE(S) AND CUSTODIAN APPROVAL BY THE REPURCHASE REQUEST DEADLINE WILL NOT BE DEEMED IN GOOD ORDER.

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Alternative mailing instructions:

Signature and certification:

Your signature(s) below must correspond exactly with the Authorized Person(s) elected on the account.

I acknowledge that:

●	Provision of this form should not be construed to cause the Fund, or its affiliates, to become an investment advice fiduciary under ERISA or the Internal Revenue Code.
●	I certify that I am authorized to make these elections and that all information provided is true and accurate.
●	No tax or legal advice has been given to me by the Transfer Agent, the Custodian, the Fund, or any agent of either of them, and that all decisions regarding the elections made on this form are my own.
●	The Custodian is authorized to distribute funds from my account in the manner requested. The Fund may conclusively rely on this certification and authorization without further investigation or inquiry.
●	I assume responsibility for any adverse consequences that may arise from the election(s) and agree that the Fund and their agents shall in no way be responsible, and shall be indemnified and held harmless, for any tax, legal or other consequences of the election(s) made on this form.
●	The payment is to be sent to the registered owner(s) of the shares shown in the registration of the account.

Signature:	Date

Print name:	Telephone Number:

Signature (if joint account both must sign):	Date

Print name:	Telephone Number:

CUSTODIAN APPROVAL (FOR ACCOUNTS HELD THROUGH A CUSTODIAN)